-------------------------------------------------------------------
                                                                    Exhibit 99.1
 ----------------------------------------------------------         ------------
 CASE NAME:                         Venus Exploration, Inc
 ----------------------------------------------------------

 ----------------------------------------------------------
 CASE:                              02-13109-BP-11
 ----------------------------------------------------------
                                                                   ACCRUAL BASIS
 ----------------------------------------------------------
 JUDGE:  Bill Parker                                                   4/20/04
 ----------------------------------------------------------







                         UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF TEXAS
                            MONTHLY OPERATING REPORTS
                            MONTH ENDING: March, 2004

                                                                          Note 1

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.




RESPONSIBLE PARTY:


                                                        CEO
                                                        ---
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE


Eugene L. Ames, Jr
------------------
PRINTED NAME OF RESPONSIBLE PARTY                       DATE
                                                          4/21/2004



PREPARER:


                                                        Chief Accounting Officer
                                                        ------------------------
ORIGINAL SIGNATURE OF PREPARER                                     TITLE


Terry F. Hardeman
-----------------
PRINTED NAME OF PREPARER                                DATE
                                                          4/21/2004

-----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------
 CASE NAME:                         Venus Exploration, Inc                       ACCRUAL BASIS-1
 ----------------------------------------------------------

 ----------------------------------------------------------
 CASE:                              02-13109-BP-11                                   4/20/04
 ----------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
 COMPARATIVE BALANCE SHEET
 ----------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE     MONTH          MONTH          MONTH
                                                                   ----------------------------------------------
 ASSETS                                                     AMOUNT    Jan., 2004     Feb., 2004     Mar., 2004
 ----------------------------------------------------------------------------------------------------------------
 1.  UNRESTRICTED CASH                                                $69,653.95      $53,619.27     $171,189.45
 ----------------------------------------------------------------------------------------------------------------
 2.  RESTRICTED CASH                 Schedule 15                   $1,947,522.90   $1,948,601.09
 ----------------------------------------------------------------------------------------------------------------
 3.  TOTAL CASH                                                    $2,017,176.85   $2,002,220.36     $171,189.45
 ----------------------------------------------------------------------------------------------------------------
 4.  ACCOUNTS RECEIVABLE, NET                                        $286,247.40     $288,769.71     $282,630.07
 ----------------------------------------------------------------------------------------------------------------
 5.  INVENTORY
 ----------------------------------------------------------------------------------------------------------------
 6.  NOTES RECEIVABLE
 ----------------------------------------------------------------------------------------------------------------
 7.  PREPAID EXPENSES                Schedule 16                     $196,853.47     $194,691.16     $191,032.38
 ----------------------------------------------------------------------------------------------------------------
 8.  OTHER (ATTACH LIST)
 ----------------------------------------------------------------------------------------------------------------
 9.  TOTAL CURRENT ASSETS                                          $2,500,277.72   $2,485,681.23     $644,851.90
 ----------------------------------------------------------------------------------------------------------------
 10. PROPERTY, PLANT, & EQUIPMENT                                  $5,762,068.17   $5,762,061.52   $5,716,289.93
 ----------------------------------------------------------------------------------------------------------------
 11. LESS:  ACCUMULATED DEPRECIATION/DEPLETION                    ($4,052,284.25) ($4,068,093.63) ($4,080,903.01)
 ----------------------------------------------------------------------------------------------------------------
 12. NET PROPERTY, PLANT & EQUIPMENT                               $1,709,783.92   $1,693,967.89   $1,635,386.92
 ----------------------------------------------------------------------------------------------------------------
 13. DUE FROM INSIDERS                                                 $7,844.30       $7,124.23       $7,826.03
 ----------------------------------------------------------------------------------------------------------------
 14. OTHER ASSETS - NET OF AMORTIZATIScheduleC1 LIST)                  $6,545.00       $6,545.00       $6,545.00
 ----------------------------------------------------------------------------------------------------------------
 15. OTHER (ATTACH LIST)
 ----------------------------------------------------------------------------------------------------------------
 16. TOTAL ASSETS                                                  $4,224,450.94   $4,193,318.35   $2,294,609.85
 ----------------------------------------------------------------------------------------------------------------
 POSTPETITION LIABILITIES
 ----------------------------------------------------------------------------------------------------------------
 17. ACCOUNTS PAYABLE                                                 $74,682.83      $46,425.64      $55,945.41
 ----------------------------------------------------------------------------------------------------------------
 18. TAXES PAYABLE
 ----------------------------------------------------------------------------------------------------------------
 19. NOTES PAYABLE                   Note 3                          $125,000.00     $125,000.00     $125,000.00
 ----------------------------------------------------------------------------------------------------------------
 20. PROFESSIONAL FEES                                               $277,832.26     $277,832.26
 ----------------------------------------------------------------------------------------------------------------
 21. SECURED DEBT                                                                                      $1,922.60
 ----------------------------------------------------------------------------------------------------------------
 22. OTHER (ATTACH LIST)             Accrued Payables                 $75,677.41      $93,745.96      $44,363.33
 ----------------------------------------------------------------------------------------------------------------
 23. TOTAL POSTPETITION LIABILITIES                                  $553,192.50     $543,003.86     $227,231.34
 ----------------------------------------------------------------------------------------------------------------
 PREPETITION LIABILITIES
 ----------------------------------------------------------------------------------------------------------------
 24. SECURED DEBT                                                  $1,502,673.97   $1,502,440.98
 ----------------------------------------------------------------------------------------------------------------
 25. PRIORITY DEBT
 ----------------------------------------------------------------------------------------------------------------
 26. UNSECURED DEBT                                                $6,049,477.51   $6,049,477.51   $6,049,477.51
 ----------------------------------------------------------------------------------------------------------------
 27. OTHER (ATTACH LIST)             Schedule 2                       $27,527.94      $25,931.83      $24,335.72
 ----------------------------------------------------------------------------------------------------------------
 28. TOTAL PREPETITION LIABILITIES                                 $7,579,679.42   $7,577,850.32   $6,073,813.23
 ----------------------------------------------------------------------------------------------------------------
 29. TOTAL LIABILITIES                                             $8,132,871.92   $8,120,854.18   $6,301,044.57
 ----------------------------------------------------------------------------------------------------------------
 EQUITY
 ----------------------------------------------------------------------------------------------------------------
 30. PREPETITION OWNERS' EQUITY                                   ($3,752,128.04) ($3,752,128.04) ($3,752,128.04)
 ----------------------------------------------------------------------------------------------------------------
 31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)                        ($13,487.77)    ($13,555.44)    ($90,904.70)
 ----------------------------------------------------------------------------------------------------------------
 32. DIRECT CHARGES TO EQUITY (ATTACHNote 2XPLANATION)              ($142,805.17)   ($161,852.35)   ($163,401.98)
 ----------------------------------------------------------------------------------------------------------------
 33. TOTAL EQUITY                                                 ($3,908,420.98) ($3,927,535.83) ($4,006,434.72)
 ----------------------------------------------------------------------------------------------------------------
 34. TOTAL LIABILITIES & OWNERS' EQUITY                            $4,224,450.94   $4,193,318.35   $2,294,609.85
 ----------------------------------------------------------------------------------------------------------------
                                                                           $0.00           $0.00           $0.00
 ----------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------
 CASE NAME:                         Venus Exploration, Inc                       ACCRUAL BASIS-2
 ----------------------------------------------------------

 ----------------------------------------------------------
 CASE:                              02-13109-BP-11                                   4/20/04
 ----------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
 INCOME STATEMENT
 ----------------------------------------------------------------------------------------------------------------
                                                         MONTH         MONTH           MONTH          QUARTER
                                                    -------------------------------------------------------------
 REVENUES                                              Jan., 2004    Feb., 2004      Mar., 2004        TOTAL
 ----------------------------------------------------------------------------------------------------------------
 1.  GROSS REVENUES                  Note 2           $140,542.65    $137,431.62     $133,422.58     $411,396.85
 ----------------------------------------------------------------------------------------------------------------
 2.  LESS: RETURNS & DISCOUNTS
 ----------------------------------------------------------------------------------------------------------------
 3.  NET REVENUE                     Schedule 13      $140,542.65    $137,431.62     $133,422.58     $411,396.85
 ----------------------------------------------------------------------------------------------------------------
 COSTS OF GOODS SOLD
 ----------------------------------------------------------------------------------------------------------------
 4.  MATERIAL
 ----------------------------------------------------------------------------------------------------------------
 5.  DIRECT LABOR
 ----------------------------------------------------------------------------------------------------------------
 6.  DIRECT OVERHEAD
 ----------------------------------------------------------------------------------------------------------------
 7.  TOTAL COST OF GOODS SOLD                               $0.00          $0.00           $0.00           $0.00
 ----------------------------------------------------------------------------------------------------------------
 8.  GROSS PROFIT                                     $140,542.65    $137,431.62     $133,422.58     $411,396.85
 ----------------------------------------------------------------------------------------------------------------
 OPERATING EXPENSES
 ----------------------------------------------------------------------------------------------------------------
 9.  OFFICER/INSIDER COMPENSATION                           $0.00          $0.00           $0.00           $0.00
 ----------------------------------------------------------------------------------------------------------------
 10. SELLING & MARKETING
 ----------------------------------------------------------------------------------------------------------------
 11. GENERAL & ADMINISTRATIVE        Schedule 3        $35,513.42     $36,440.64      $40,408.82     $112,362.88
 ----------------------------------------------------------------------------------------------------------------
 12. RENT & LEASE                                       $3,749.88      $3,749.88       $3,749.88      $11,249.64
 ----------------------------------------------------------------------------------------------------------------
 13. OTHER (ATTACH LIST)             Schedule 4        $69,485.18     $68,674.53      $75,739.67     $213,899.38
 ----------------------------------------------------------------------------------------------------------------
 14. TOTAL OPERATING EXPENSES                         $108,748.48    $108,865.05     $119,898.37     $337,511.90
 ----------------------------------------------------------------------------------------------------------------
 15. INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                                  $31,794.17     $28,566.57      $13,524.21      $73,884.95
 ----------------------------------------------------------------------------------------------------------------
 OTHER INCOME & EXPENSE
 ----------------------------------------------------------------------------------------------------------------
 16. NON-OPERATING INCOME (ATT.
     LIST)                           Schedule 5         $1,259.53      $1,078.19         $787.57       $3,125.29
 ----------------------------------------------------------------------------------------------------------------
 17. NON-OPERATING EXPENSE (ATT.
     LIST)
 ----------------------------------------------------------------------------------------------------------------
 18. INTEREST EXPENSE                Schedule 11       $14,861.46     $13,903.05     ($21,200.08)      $7,564.43
 ----------------------------------------------------------------------------------------------------------------
 19. DEPRECIATION / DEPLETION                          $15,809.38     $15,809.38      $12,809.38      $44,428.14
 ----------------------------------------------------------------------------------------------------------------
 20. AMORTIZATION                                                                                          $0.00
 ----------------------------------------------------------------------------------------------------------------
 21. OTHER (ATTACH LIST)                                                                                   $0.00
 ----------------------------------------------------------------------------------------------------------------
 22. NET OTHER INCOME & EXPENSES                       $29,411.31     $28,634.24      ($9,178.27)     $48,867.28
 ----------------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 ----------------------------------------------------------------------------------------------------------------
 23. PROFESSIONAL FEES               Schedule 14                                     $100,051.74     $100,051.74
 ----------------------------------------------------------------------------------------------------------------
 24. U.S. TRUSTEE FEES                                  $1,500.00                                      $1,500.00
 ----------------------------------------------------------------------------------------------------------------
 25. OTHER (ATTACH LIST)             Schedule 6             $0.00          $0.00           $0.00           $0.00
 ----------------------------------------------------------------------------------------------------------------
 26. TOTAL REORGANIZATION EXPENSES                      $1,500.00          $0.00     $100,051.74     $101,551.74
 ----------------------------------------------------------------------------------------------------------------
 27. INCOME TAX
 ----------------------------------------------------------------------------------------------------------------
 28. NET PROFIT (LOSS)                                    $882.86        ($67.67)    ($77,349.26)    ($76,534.07)
 ----------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------
 CASE NAME:                         Venus Exploration, Inc                       ACCRUAL BASIS-3
 ----------------------------------------------------------

 ----------------------------------------------------------
 CASE:                              02-13109-BP-11                                   4/20/04
 ----------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
 CASH RECEIPTS AND DISBURSEMENTS                         MONTH         MONTH          MONTH          QUARTER
                                                    -------------------------------------------------------------
                                                      Jan., 2004     Feb., 2004      Mar., 2004       TOTAL
 ----------------------------------------------------------------------------------------------------------------
 1.  CASH - BEGINNING OF MONTH                         $49,258.06     $69,653.95      $53,619.27      $49,258.06
 ----------------------------------------------------------------------------------------------------------------
 RECEIPTS FROM OPERATIONS
 ----------------------------------------------------------------------------------------------------------------
 2.  CASH SALES                                       $104,645.47     $74,185.34     $101,486.39     $280,317.20
 ----------------------------------------------------------------------------------------------------------------
 COLLECTIONS OF ACCOUNTS RECEIVABLE
 ----------------------------------------------------------------------------------------------------------------
 3.  PREPETITON                                                                                      $0.00
 ----------------------------------------------------------------------------------------------------------------
 4.  POSTPETITION                                       $2,804.80      $2,631.33       $8,262.13      $13,698.26
 ----------------------------------------------------------------------------------------------------------------
 5.  TOTAL OPERATING RECEIPTS                         $107,450.27     $76,816.67     $109,748.52     $294,015.46
 ----------------------------------------------------------------------------------------------------------------
 NON-OPERATING RECEIPTS
 ----------------------------------------------------------------------------------------------------------------
 6.  LOANS & ADVANCES (ATTACH LIST)
 ----------------------------------------------------------------------------------------------------------------
 7.  SALE OF ASSETS                  Note 5                                           $50,000.00      $50,000.00
 ----------------------------------------------------------------------------------------------------------------
 8.  OTHER (ATTACH LIST)             Schedule 7         $3,018.75      $4,694.80     $319,710.44     $327,423.99
 ----------------------------------------------------------------------------------------------------------------
 9.  TOTAL NON-OPERATING RECEIPTS                       $3,018.75      $4,694.80     $369,710.44     $377,423.99
 ----------------------------------------------------------------------------------------------------------------
 10. TOTAL RECEIPTS                                   $110,469.02     $81,511.47     $479,458.96     $671,439.45
 ----------------------------------------------------------------------------------------------------------------
 11. TOTAL CASH AVAILABLE                             $159,727.08    $151,165.42     $533,078.23     $720,697.51
 ----------------------------------------------------------------------------------------------------------------
 OPERATING DISBURSEMENTS
 ----------------------------------------------------------------------------------------------------------------
 12. NET PAYROLL                                        $2,886.33      $2,886.33       $2,886.33      $8,658.99
 ----------------------------------------------------------------------------------------------------------------
 13. PAYROLL TAXES PAID                                 $1,373.84      $1,371.37       $1,164.12       $3,909.33
 ----------------------------------------------------------------------------------------------------------------
 14. SALES, USE & OTHER TAXES PAID
 ----------------------------------------------------------------------------------------------------------------
 15. SECURED / RENTAL / LEASES
 ----------------------------------------------------------------------------------------------------------------
 16. UTILITIES
 ----------------------------------------------------------------------------------------------------------------
 17. INSURANCE
 ----------------------------------------------------------------------------------------------------------------
 18. INVENTORY PURCHASES
 ----------------------------------------------------------------------------------------------------------------
 19. VEHICLE EXPENSES
 ----------------------------------------------------------------------------------------------------------------
 20. TRAVEL
 ----------------------------------------------------------------------------------------------------------------
 21. ENTERTAINMENT
 ----------------------------------------------------------------------------------------------------------------
 22. REPAIRS & MAINTENANCE
 ----------------------------------------------------------------------------------------------------------------
 23. SUPPLIES
 ----------------------------------------------------------------------------------------------------------------
 24. ADVERTISING
 ----------------------------------------------------------------------------------------------------------------
 25. OTHER (ATTACH LIST)             Schedule 8        $85,812.96     $93,288.45     $357,838.33     $536,939.74
 ----------------------------------------------------------------------------------------------------------------
 26. TOTAL OPERATING DISBURSEMENTS                     $90,073.13     $97,546.15     $361,888.78     $549,508.06
 ----------------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 ----------------------------------------------------------------------------------------------------------------
 27. PROFESSIONAL FEES
 ----------------------------------------------------------------------------------------------------------------
 28. U.S. TRUSTEE FEES
 ----------------------------------------------------------------------------------------------------------------
 29. OTHER (ATTACH LIST)
 ----------------------------------------------------------------------------------------------------------------
 30. TOTAL REORGANIZATION EXPENSES
 ----------------------------------------------------------------------------------------------------------------
 31. TOTAL DISBURSEMENTS                               $90,073.13     $97,546.15     $361,888.78     $549,508.06
 ----------------------------------------------------------------------------------------------------------------
 32. NET CASH FLOW                                     $20,395.89    ($16,034.68)    $117,570.18     $121,931.39
 ----------------------------------------------------------------------------------------------------------------
 33. CASH - END OF MONTH             Schedule 12       $69,653.95     $53,619.27     $171,189.45     $171,189.45
 ----------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------
 CASE NAME:                         Venus Exploration, Inc                       ACCRUAL BASIS-4
 ----------------------------------------------------------

 ----------------------------------------------------------
 CASE:                              02-13109-BP-11                                   4/20/04
 ----------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE        MONTH          MONTH          MONTH
                                                                  -----------------------------------------------
 ACCOUNTS RECEIVABLE AGING                              AMOUNT      Jan., 2004      Feb., 2004      Mar., 2004
 ----------------------------------------------------------------------------------------------------------------
 1.  0 - 30                                                          $134,856.10     $131,589.51     $127,618.70
 ----------------------------------------------------------------------------------------------------------------
 2.  31 - 60                                                           $5,862.01      $22,642.08       $7,864.44
 ----------------------------------------------------------------------------------------------------------------
 3.  61 - 90                                                               $0.44       $5,377.80     $22,611.54
 ----------------------------------------------------------------------------------------------------------------
 4.  91 +                                                            $217,151.56     $200,783.03     $196,158.10
 ----------------------------------------------------------------------------------------------------------------
 5.  TOTAL ACCOUNTS RECEIVABLE                                       $357,870.11     $360,392.42     $354,252.78
 ----------------------------------------------------------------------------------------------------------------
 6.  AMOUNT CONSIDERED UNCOLLECTABLE                                  $71,622.71      $71,622.71      $71,622.71
 ----------------------------------------------------------------------------------------------------------------
 7.  ACCOUNTS RECEIVABLE, NET                                        $286,247.40     $288,769.71     $282,630.07
 ----------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------
                                                                       MONTH:   Feb., 2004
                                                                                  -------------------------------
 AGING OF POSTPETITON TAXES AND PAYABLES
 ----------------------------------------------------------------------------------------------------------------
 TAXES PAYABLE                          0 - 30 DAYS  31 - 60 DAYS   61 - 90 DAYS     91 + DAYS        TOTAL
 ----------------------------------------------------------------------------------------------------------------
 1.  FEDERAL                                 $0.00        $0.00         $0.00          $0.00          $0.00
 ----------------------------------------------------------------------------------------------------------------
 2.  STATE                                   $0.00        $0.00         $0.00          $0.00          $0.00
 ----------------------------------------------------------------------------------------------------------------
 3.  LOCAL                                   $0.00        $0.00         $0.00          $0.00          $0.00
 ----------------------------------------------------------------------------------------------------------------
 4.  OTHER (ATTACH LIST)                     $0.00        $0.00         $0.00          $0.00          $0.00
 ----------------------------------------------------------------------------------------------------------------
 5.  TOTAL TAXES PAYABLE                     $0.00        $0.00         $0.00          $0.00          $0.00
 ----------------------------------------------------------------------------------------------------------------

 -------------------------------------               ------------------------------------------------------------
 6.  ACCOUNTS PAYABLE                                                                                 $0.00
 -------------------------------------               ------------------------------------------------------------

 ----------------------------------------
                                                                       MONTH:   Mar., 2004
                                                                                  -------------------------------
 STATUS OF POSTPETITION TAXES
 ----------------------------------------------------------------------------------------------------------------
                                                    BEGINNING TAX AMOUNT WITHHELD                    ENDING TAX
 FEDERAL                                              LIABILITY   AND OR ACCURED    AMOUNT PAID      LIABILITY
 ----------------------------------------------------------------------------------------------------------------
 1.  WITHHOLDING**                                        $0.00          $488.60         $488.60        $0.00
 ----------------------------------------------------------------------------------------------------------------
 2.  FICA - EMPLOYEE**                                    $0.00          $279.57         $279.57        $0.00
 ----------------------------------------------------------------------------------------------------------------
 3.  FICA - EMPLOYER**                                    $0.00          $279.57         $279.57        $0.00
 ----------------------------------------------------------------------------------------------------------------
 4.  UNEMPLOYMENT                                         $0.00                                         $0.00
 ----------------------------------------------------------------------------------------------------------------
 5.  INCOME                                               $0.00            $0.00           $0.00        $0.00
 ----------------------------------------------------------------------------------------------------------------
 6.  OTHER (ATTACH LIST)                                  $0.00            $0.00           $0.00        $0.00
 ----------------------------------------------------------------------------------------------------------------
 7.  TOTAL FEDERAL TAXES                                  $0.00        $1,047.74       $1,047.74        $0.00
 ----------------------------------------------------------------------------------------------------------------
 STATE AND LOCAL
 ----------------------------------------------------------------------------------------------------------------
 8.  WITHHOLDING                                            0              $0.00           $0.00        $0.00
 ----------------------------------------------------------------------------------------------------------------
 9.  SALES                                                  0              $0.00           $0.00        $0.00
 ----------------------------------------------------------------------------------------------------------------
 10. EXCISE                                                 0              $0.00           $0.00        $0.00
 ----------------------------------------------------------------------------------------------------------------
 11. UNEMPLOYMENT                                           0            $116.38         $116.38        $0.00
 ----------------------------------------------------------------------------------------------------------------
 12. REAL PROPERTY                                          0              $0.00           $0.00        $0.00
 ----------------------------------------------------------------------------------------------------------------
 13. PERSONAL PROPERTY                                      0              $0.00           $0.00        $0.00
 ----------------------------------------------------------------------------------------------------------------
 14. OTHER (ATTACH LIST)                                    0              $0.00           $0.00        $0.00
 ----------------------------------------------------------------------------------------------------------------
 15. TOTAL STATE & LOCAL                                  $0.00          $116.38         $116.38        $0.00
 ----------------------------------------------------------------------------------------------------------------
 16. TOTAL TAXES                                          $0.00        $1,164.12       $1,164.12        $0.00
 ----------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report this amount should be zero.

**   Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt
     to verify payment or deposit.                                                 Schedule 9
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------
 CASE NAME:                         Venus Exploration, Inc                       ACCRUAL BASIS-5
 ----------------------------------------------------------

 ----------------------------------------------------------
 CASE:                              02-13109-BP-11                                   4/20/04
 ----------------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach addition sheets if necessary.




                                                                       MONTH:   Mar., 2004
 -----------------------------------------                                        -------------------------------
 BANK RECONCILIATIONS                                 Account #1    Account #2     Account #3
 ----------------------------------------------------------------------------------------------------------------
 A.  BANK                                                Frost        Frost          Frost
 ----------------------------------------------------------------------------------------------------------------
 B.  ACCOUNT NUMBER                                   01 0445703    01 0445606     01 0445681           TOTAL
 ----------------------------------------------------------------------------------------------------------------
 C.  PURPOSE (TYPE):                                    Regular       Payroll        Rental
 ----------------------------------------------------------------------------------------------------------------
 1.  BALANCE PER BANK STATEMENT                       290,918.70       475.94        524.98          $291,919.62
 ----------------------------------------------------------------------------------------------------------------
 2.  ADD:  TOTAL DEPOSITS NOT CREDITED                                                                     $0.00
 ----------------------------------------------------------------------------------------------------------------
 3.  SUBTRACT:  OUTSTANDING CHECKS                   (120,624.17)                   (406.00)        ($121,030.17)
 ----------------------------------------------------------------------------------------------------------------
 4.  OTHER RECONCILING ITEMS                                                                               $0.00
 ----------------------------------------------------------------------------------------------------------------
 5.  MONTH END BALANCE PER ITEMS                     $170,294.53      $475.94       $118.98          $170,889.45
 ----------------------------------------------------------------------------------------------------------------
 6.  NUMBER OF LAST CHECK WRITTEN                           8945          105          1125
 ----------------------------------------------------------------------------------------------------------------


 -----------------------------------------
 INVESTMENT ACCOUNTS                                  Account #1    Account #2     Account #3
 ----------------------------------------------------------------------------------------------------------------
                                                      DATE OF       TYPE OF
 BANK , ACCOUNT NAME & NUMBER                         PURCHASE    INSTRUMENT     PURCHASE PRICE     CURRENT VALUE
 ----------------------------------------------------------------------------------------------------------------
 7.  ACCOUNT NUMBER
 ----------------------------------------------------------------------------------------------------------------
 8.  PURPOSE (TYPE):
 ----------------------------------------------------------------------------------------------------------------
 9.  BALANCE PER BANK STATEMENT
 ----------------------------------------------------------------------------------------------------------------
 10. ADD:  TOTAL DEPOSITS NOT CREDITED
 ----------------------------------------------------------------------------------------------------------------
 11. TOTAL INVESTMENTS
 ----------------------------------------------------------------------------------------------------------------


 -----------------------------------------
 CASH
 -----------------------------------------
 12. CURRENCY ON HAND                                                                                    $300.00
 ----------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------
 13. TOTAL CASH - END OF MONTH                                                                       $171,189.45
 ----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------
 CASE NAME:                         Venus Exploration, Inc                       ACCRUAL BASIS-6
 ----------------------------------------------------------

 ----------------------------------------------------------
 CASE:                              02-13109-BP-11                                   4/20/04
 ----------------------------------------------------------
                                                                       MONTH:   Mar., 2004
                                                                                  -------------------------------

 ----------------------------------------------------------
 PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
 ----------------------------------------------------------

 OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
 INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
 AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
 COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
 ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.





 --------------------------------------------------------------------------------
 INSIDERS
 --------------------------------------------------------------------------------
                                         TYPE  OF        AMOUNT       TOTAL PAID
           NAME                          PAYMENT         PAID         TO DATE
 --------------------------------------------------------------------------------
 1.  Ames Energy Company                 Schedule 10                      $3,638
 --------------------------------------------------------------------------------
 2.  John Y Ames                         Schedule 10     $11,022        $145,231
 --------------------------------------------------------------------------------
 3.  Terry Hardeman                      Schedule 10      $5,745         $81,196
 --------------------------------------------------------------------------------
 4.  E L Ames, Jr                        Schedule 10      $1,444         $19,001
 --------------------------------------------------------------------------------
 5.
 --------------------------------------------------------------------------------
 6.  TOTAL PAYMENTS
     TO INSIDERS                                         $18,211        $249,066
 --------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------------------------------
 PROFESSIONALS
 ----------------------------------------------------------------------------------------------------------------
                                        DATE OF COURT
                                            ORDER                                                     TOTAL
                                         AUTHORIZING    AMOUNT           AMOUNT    TOTAL PAID         INCURRED
     NAME                                  PAYMENT      APPROVED         PAID      TO DATE            & UNPAID *
 ----------------------------------------------------------------------------------------------------------------
 1.  Ed Birkelo                           4/22/2003                      $1,850      $37,150            $2,150
 ----------------------------------------------------------------------------------------------------------------
 2.  Larry Bennett                        4/22/2003                                  $29,700
 ----------------------------------------------------------------------------------------------------------------
 3.  Gloria Barrett                       4/22/2003                      $3,798      $46,020            $1,924
 ----------------------------------------------------------------------------------------------------------------
 4.  Alan Bailey                          4/22/2003                                  $10,615
 ----------------------------------------------------------------------------------------------------------------
 5.
 ----------------------------------------------------------------------------------------------------------------
 6.  TOTAL PAYMENTS
     TO PROFESSIONALS                                                    $5,648     $123,485            $4,074
 ----------------------------------------------------------------------------------------------------------------

     *    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

 --------------------------------------------------------------------------------
 POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
 PROTECTION  PAYMENTS
 --------------------------------------------------------------------------------

                                         SCHEDULED       AMOUNTS
                                         MONTHLY         PAID       TOTAL
                                         PAYMENTS        DURING     UNPAID
 NAME OF CREDITOR                        DUE             MONTH      POSTPETITION
 --------------------------------------------------------------------------------
 1.                                                                           $0
 --------------------------------------------------------------------------------
 2.  North Frost Center                      $4,000       $4,000              $0
 --------------------------------------------------------------------------------
 3.  Alamo Leasing                           $1,963       $1,963              $0
 --------------------------------------------------------------------------------
 4.  Manifest Funding                        $1,596       $1,596              $0
 --------------------------------------------------------------------------------
 5.  GE Capital                                $279         $279              $0
 --------------------------------------------------------------------------------
 6.  TOTAL                                   $7,838       $7,838              $0
 --------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------
 CASE NAME:                         Venus Exploration, Inc                       ACCRUAL BASIS-7
 ----------------------------------------------------------

 ----------------------------------------------------------
 CASE:                              02-13109-BP-11                                   4/20/04
 ----------------------------------------------------------
                                                                       MONTH:   Mar., 2004
                                                                                  -------------------------------

 ----------------------------------------
 QUESTIONNAIRE
 ----------------------------------------------------------------------------------------------------------------
                                                                                     YES                  No
 ----------------------------------------------------------------------------------------------------------------
 1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?       Note 4, Note 5        X
 ----------------------------------------------------------------------------------------------------------------
 2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                           X
 ----------------------------------------------------------------------------------------------------------------
 3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                                                     X
 ----------------------------------------------------------------------------------------------------------------
 4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                                               X
 ----------------------------------------------------------------------------------------------------------------
 5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                     Note 3                X
 ----------------------------------------------------------------------------------------------------------------
 6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                         X
 ----------------------------------------------------------------------------------------------------------------
 7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                                                            X
 ----------------------------------------------------------------------------------------------------------------
 8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                     X
 ----------------------------------------------------------------------------------------------------------------
 9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                           X
 ----------------------------------------------------------------------------------------------------------------
 10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                                                          X
 ----------------------------------------------------------------------------------------------------------------
 11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                                                    X
 ----------------------------------------------------------------------------------------------------------------
 12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                      X
 ----------------------------------------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
 EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

 ----------------------------------------------------------------------------------------------------------------

 -------------------------------------------------
 INSURANCE
 -----------------------------------------------------------------------------------------------------
                                                                                                YES
 -----------------------------------------------------------------------------------------------------
 1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                                    X
 -----------------------------------------------------------------------------------------------------
 2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                      X
 -----------------------------------------------------------------------------------------------------
 3.  PLEASE ITEMIZE POLICIES BELOW.
 -----------------------------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
 BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
 EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.



 ----------------------------------------------------------------------------------------------------------------
                                                    INSTALLMENT  PAYMENTS
 ----------------------------------------------------------------------------------------------------------------
     TYPE OF                                                                                         PAYMENT AMT
     POLICY                             CARRIER                           PERIOD COVERED             & FREQUENCY
 ----------------------------------------------------------------------------------------------------------------
 Crime Policy                           Hartford Causality               7/1/03 - 6/30/06       178.33 per month
 ----------------------------------------------------------------------------------------------------------------
 Auto                                   Chubb                           10/1/03 - 3/31/04       Paid up
 ----------------------------------------------------------------------------------------------------------------
 Auto                                   Catto and Catto                 10/1/03 - 3/31/04       Paid up
 ----------------------------------------------------------------------------------------------------------------
 Commercial Fire                        Central Insurance Co            10/1/03 - 9/30/04       Paid Up
 ----------------------------------------------------------------------------------------------------------------
 General Liability                      St Paul Surplus Line Ins Co      8/1/03 - 7/31/04       Paid Up
 ----------------------------------------------------------------------------------------------------------------
 Workman Compensation                   Texas Mutual                     6/1/03 - 5/31/04       Paid Up
 ----------------------------------------------------------------------------------------------------------------



Note 1
------
     An involuntary petition of bankruptcy was filed against Venus Exploration, Inc on October 9, 2002 and Venus' response to such petition was filed October 31, 2002. Venus subsequently filed a "Notice of Consent to Entry of Order of Relief" on February 26, 2003. On February 27, 2003 the Court entered an order for relief under Chapter 11 of the Bankruptcy Code.


Note 2
------
     Venus maintains it books and accounting records on the accrual method of accounting, and accordingly recognizes income in the month oil and gas is produced. The income is not reported to Venus and payment is not received for approximately two months after production. As of the date of this report, the production for March was not known. We, therefore, accrued an estimated amount of income based on historical production. Also, all expense amounts for well operations were not available at the time of this report and certain estimates were made.

     The difference between the year to date accrual for the MOR and the year to date actual is an adjustment to retained earnings.

Note 3
------
     In accordance with an Order Granting Venus Exploration Inc.'s Motion to Obtain Unsecured Credit Allowable as an Administration Expense Pursuant to 11 USC 364(b), Venus obtained a loan of $125,000 to purchase Directors' and Officers' insurance for the period May 21, 2003 until May 21, 2004. The prepaid insurance cost is included in Prepaid Expenses on Line 7 of the Balance Sheet, the Note Payable is shown on Line 19, and accrued interest payable is included on Line 22. Accrued interest expense is included on Line 18 of the Income Statement.

     Payment of principal and interest on the note is subject to subordination in accordance with the above referenced Order.

Note 4
------
     On February 9, the Company signed a Purchase and Sale Agreement to sell substantially all of its assets. On February 27, 2004, the Court ordered that the Company is authorized to seek approval of the sale as contemplated by the Purchase and Sale Agreement. The Court also ordered that Venus was authorized to receive alternative bids. On March 24, 2004, an auction was held, and a winning bid was accepted. The closing of the sale is now pending.


Note 5
------
     At a hearing on March 4, 2004, the Company requested authority to sell part of its interest in the Tortuga Grande Prospect in Smith County. On March 8, 2004, the Court ordered that the Company was authorized to sell its interest. The transaction was completed during March.


Schedule 1 - Other Assets
-------------------------

     Utility Deposit                                                   6,545.00
                                                                    ------------
                                                                       6,545.00
                                                                    ------------

Schedule 2 - Other Prepetition Liabilities
------------------------------------------

     Rent Deposit                                                     20,477.92
     Deferred Federal Income Tax                                       1,475.00
     Obligations Under Capital Lease                                   2,382.80
                                                                    ------------
                                                                      24,335.72
                                                                    ------------
Schedule 3 - General and Administrative Expenses
------------------------------------------------
     Salaries                                                          3,762.50
     Payroll taxes                                                       395.95
     Misc. employee expense                                            2,776.50
     Auto expense                                                      4,966.91
     Supplies                                                          3,233.56
     Bank fees                                                           124.24
     Legal & accounting serv.                                          7,611.10
     Consultants                                                      16,990.35
     Rent                                                              3,749.88
     Travel & entertainment                                               (0.08)
     Insurance                                                           822.74
     General Taxes                                                        25.00
     Telephone                                                         1,546.86
     Postage                                                             472.80
     Professional Seminars
     Dues, subs & pubs
     Bankruptcy Expense
     Other G&A                                                         8,307.55
     Corporate expenses                                                1,165.58
     Overhead/Fees                                                   (11,792.74)
                                                                    ------------
         Total                                                        44,158.70

     Less Amount reported on line 12 - Rent                           (3,749.88)
     Less Amount reported on line 24 & 25
         Reorganization Expenses
                                                                    ------------

     Amount reported on line 11                                       40,408.82
                                                                    ============

Schedule 4 - Other Operating Expenses
-------------------------------------

     Production Taxes                                                 12,843.63
     Lease Operating Expense                                          50,569.54
     Ad Valorem Taxes
     Geological and Geophysical - Overhead                             3,378.93
     Delay Rental                                                      8,947.57
                                                                    ------------
                                                                      75,739.67
                                                                    ============

Schedule 5 - Non-Operating Income
---------------------------------
     Interest Income                                                     787.57
     Misc Income                                                           0.00

                                                                    ------------
                                                                          787.57
                                                                    ============
Schedule 6 - Other Reorganization Expenses
------------------------------------------
                                                                           0.00
                                                                           0.00
                                                                    ------------
                                                                           0.00
                                                                    ============

Schedule 7 - Other Non-Operating Receipts
-----------------------------------------
     Expense Reimbursement                                               391.51
     Overhead Collections Received                                     1,264.04
     Transfer from Restricted Cash   (See Schedule 11)               318,054.89
                                                                    ------------
                                                                     319,710.44
                                                                    ============
Schedule 8 - Other Operating Disbursements
------------------------------------------

     As stated in Note 2, Venus maintains its books and records on the accrual method of accounting. As such, each expense is charged to its proper account as it is incurred, and payment is made when such payment is due. The amount shown on Line 25 is the total amount paid during March, except payroll and taxes which are shown on Lines 12 and 13.


Schedule 9 - Note Re: Payroll Tax Payments
------------------------------------------
     Payroll taxes are paid by payroll preparation company, ADP.

Schedule 10 - Payments to Insiders
----------------------------------
                                                Current Month
                                                -------------
                                 Fee      Health Ins       Auto          Total
                            ------------  -----------  -----------   -----------
     Ames Energy                                                           0.00
     John Ames                 9,000.00     1,077.13       945.00     11,022.13
     Terry Hardeman            5,745.00                                 5,745.00
     E L Ames, Jr                             466.17       978.00      1,444.17
                            ----------------------------------------------------
                              14,745.00     1,543.30     1,923.00     18,211.30
                            ----------------------------------------------------

                                                Total to Date
                                                -------------
     Ames Energy               3,637.50                                3,637.50
     John Ames               118,866.70    14,002.69    12,361.30    145,230.69
     Terry Hardeman           81,196.44                               81,196.44
     E L Ames, Jr                           6,060.21    12,941.09     19,001.30
                            ----------------------------------------------------
                             203,700.64    20,062.90    25,302.39    249,065.93
                            ----------------------------------------------------

Schedule 11 - Interest Expense
------------------------------
     D&O Insurance Loan - Note 3                                         690.07
     Frost Bank                                                      (21,896.15)
     Other                                                                 6.00
                                                                   -------------
                                                                     (21,200.08)
                                                                   -------------

     Note: Effective July 1, 2003, Frost Bank began charging the default rate of interest of 11 % on the loan balance of 1,500,000 rather than the normal rate of 6.25%. As of February 29, 2004 a restricted cash balance of 1,948,601.09 was on deposit at Frost bank. (Sch 15). On March 17, 2004, the Court authorized the payment of 422,715.02 from the restricted cash account to Frost Bank. On March 23, 2004, the Court authorized the payment to Frost Bank of 1,110,877.01 as final payment of the note and accrued interest and 97,741.74 as payment of attorney fees. The balance of the restricted cash account, 318,054.89 was transferred to the Company's operating account.

     The interest awarded by the Court resulted in the reversal of 21,896.15 of interest expense that had been accrued in previous months.

Schedule 12 - Cash Receipts and Disbursements
---------------------------------------------
     The cash increased 117,570.18 in March.

Schedule 13 - Revenue
---------------------
     Revenue decreased 4,009 in March.

Schedule 14 - Professional Fees
-------------------------------

     The Court has previously approved the following professional fees. The expense for these amounts was shown on line 23 of the November, 2003 Monthly Operating Report. The amounts were paid during March, 2004, after the release of the restricted cash as discussed at Schedule 11.

     Pressler Petroleum Consultants, Inc                              13,443.58
     Leonard Pipkin                                                   19,440.61
     Plunket and Gibson                                               42,493.96
     Cotham, Harwell, and Evans                                       70,044.21
     Hite McNichol & Associates                                       68,564.60
     Jason R. Searcy, P.C.                                            63,845.30
                                                                   -------------

                                                                     277,832.26
                                                                   =============

     In addition, on March 23, 2004, the Court approved the payment of attorney fees as discussed at Schedule 11, and an additional fee to Hite, McNichols and Associates. These amount had not been previously expensed; therefore, they are recognized as an expense this month as follows:

     Hite McNichol & Associates                                        2,310.00
     Frost Bank                                                       97,741.74
                                                                   -------------

     Total Expense to Line 23                                        100,051.74
                                                                   =============

Schedule 15 - Restricted Cash
-----------------------------
     Balance at Beginning of Month                                 1,948,601.09
     Interest Earned                                                     787.57
     Amount Transferred to Operating Account                        (318,054.89)
     Amount Transferred to Frost Bank                             (1,631,333.77)
                                                                  --------------
     Balance at End of Month                                               0.00
                                                                  ==============
         See Note following Schedule 11

Schedule 16 - Prepaid Expenses
     Prepaid General Insurance                                         8,006.58
     Prepaid D & O Insurance - Note 3                                125,000.00
     Prepaid Capital Costs                                            53,257.12
     Prepaid Maintenance and Other                                     4,768.68
                                                                  --------------
                                                                     191,032.38
                                                                  ==============